                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    Form 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 25, 2003

                                 WaterChef, Inc.
             (Exact name of registrant as specified in its charter)

      Delaware                          0-30544               86-0515678
(State or other jurisdiction          (Commission            (IRS Employer
   of incorporation)                   File Number)          Identification No.)

                1007 Glen Cove Avenue, Glen Head, New York 11545
               (Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: 516-656-0059

                 -----------------------------------------------
          (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant

Effective  April  25,  2003,  WaterChef,  Inc.,  a  Delaware  corporation,  (the
"Registrant")  dismissed  Grassi & Co. CPAs P.C.  ("Grassi") as Registrant's
independent  accountants,  which action was  approved by the Audit  Committee of
Registrant's Board of Directors on April 25, 2003.

(a)(1)     Feldman,  Sherb  &  Co.,  P.C.,  a  professional  corporation  of
           certified   public   accountants   ("Feldman")  was  the  independent
           accounting  firm for the  Registrant  for the year ended December 31,
           2001 and through the period April 19,  2002.  Feldman was merged into
           Grassi on April 19, 2002 with Grassi as the successor firm.

           Except as described in the following sentence,  the reports of Grassi on the financial  statements of Registrant for either of the past two fiscal  years did not contain any adverse  opinion or  disclaimer  of opinion and were not qualified or modified as to  uncertainty,  audit scope or accounting principles. The report of Grassi (as successor to
           Feldman) on the financial  statements  of  Registrant  for the fiscal year ended December 31, 2001 does, however,  contain an expression of substantial  doubt  regarding  Registrant's  ability to continue as a going concern.

           In addition,  during  Registrant's  two most recent  fiscal years and through April 25, 2003, there was no disagreement  with Grassi on any matter of accounting  principles or  practices,  financial  statement disclosure, or auditing scope or procedure.

           Registrant  has requested that Grassi furnish it with a letter to the
           Securities and Exchange  Commission  stating whether or not it agrees with the  statements in this Item 4. A copy of any response  received by Registrant to that request will be promptly  filed as an amendment to this Form 8-K no later than two days after it is  received  by the
           Company.

(a)(2)     On April 25, 2003 Marcum &  Kliegman LLP ("MKLLP") was engaged as the Company's new independent accountants,  commencing with the audit for the year ending  December  31,  2002.  During the two most recent fiscal  years and the interim  period  preceding  the  engagement  of
           MKLLP,  Registrant has not consulted with MKLLP regarding (i) either:
           the application of accounting principles to a specified  transaction, either completed or proposed; or the type of audit opinion that might be  rendered  on  Registrant's  financial  statements,  and  either a written  report or oral  advice was  provided to the Company by MKLLP that MKLLP has  concluded was an important  factor  considered by the
           Company in reaching a decision  as to the  accounting,  auditing,  or financial  reporting  issue;  or (ii) any matter  that was either the subject  of a  "disagreement"  or event  identified  in  response  to paragraph  (a)(1)(iv)  of Item 304,  as those  terms are used in Item
           304(a)(1)(iv) of Regulations S-B and S-K and the related instructions to Item 304 of Regulations S-B and S-K.

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                 WaterChef, Inc.
                                 ---------------
                                  (Registrant)

Date: April 28, 2003                                  /s/David A. Conway
                                                         ---------------
                                                         David A. Conway
                                                         President & Chief
                                                         Executive Officer